UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2021

StoneBridge Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40613	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center

Suite 8500

New York, NY 10007

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 314-3555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	APACU	The Nasdaq Stock Market LLC

Class A ordinary share, par value $0.0001 per share, included as part of the units	APAC	The Nasdaq Stock Market LLC

Redeemable warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the units	APACW	The Nasdaq Stock Market LLC

Item 8.01.	Other Events.

On July 20, 2021, StoneBridge Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Share”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company has granted the underwriters for the IPO (the “Underwriters”) a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments, if any.

On July 20, 2021, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 8,000,000 warrants (the “Private Placement Warrants”). 7,000,000 of the Private Placement Warrants were sold to StoneBridge Acquisition Sponsor LLC (the “Sponsor”) and 1,000,000 Private Placement Warrants were sold to the Underwriters at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $8,000,000. The Sponsor has committed to purchase up to an additional 787,500 Private Placement Warrants and the Underwriters up to an additional 112,500 Private Placement Warrants if the Underwriters exercise their over-allotment option in full.

A total of $202,000,000, comprised of $195,300,000 of the proceeds from the IPO (which amount includes $9,000,000 of the Underwriters’ deferred discount) and $6,700,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of July 20, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description

99.1	Audited Balance Sheet as of July 20, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StoneBridge Acquisition Corporation

	By:	/s/ Bhargava Marepally
	Name:	Bhargava Marepally
	Title:	Chief Executive Officer

Dated: July 26, 2021